SECOND AMENDMENT



                  SECOND AMENDMENT (this "Amendment"), dated as of February 3, 1999, among ACG HOLDINGS, INC., a Delaware corporation ("Holdings"), AMERICAN COLOR GRAPHICS, INC., a New York corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent (in such capacity, the "Documentation Agent"), MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent (in such capacity, the "Syndication Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

                   WHEREAS, Holdings, the Borrower, the Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of August 15, 1995 and amended and restated as of May 8, 1998 and further amended as of June 8, 1998 (the "Credit Agreement"); and

                   WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                   NOW, THEREFORE, it is agreed:

                   1. Section 8.1 of the Credit Agreement is hereby amended by
(i) deleting the word "and" at the end of clause (h) appearing in said Section,
(ii) deleting the period at the end of clause (i) appearing in said Section and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (j) after clause (i) appearing in said Section:

                           "(j) so long as no Default or Event of Default then
                  exists or would exist after giving effect to the respective sale, the Borrower may sell on the open-market Senior Subordinated Notes acquired by the Borrower in accordance with the requirements of Section 8.12."

                   2. Section 8.12 of the Credit Agreement is hereby amended by
(i) inserting the text "(x)" immediately following the text "except that, so long as no Default or Event of Default then exists or would exist after giving effect thereto," and (ii) inserting the following text immediately after proviso appearing in clause (i) of said Section:

                  "and (y) the Borrower may repurchase on the open-market Senior Subordinated Notes in an aggregate principal amount not to exceed $5,000,000 for all such repurchases pursuant to this clause (y)".

                  3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  6. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) Holdings, the Borrower, the Administrative Agent, the Documentation Agent, the Syndication Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                  7. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.



                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.




                                  ACG HOLDINGS, INC.



                                  By: /s/ Joseph Milano
                                      ----------------------------------------
                                      Name:   Joseph Milano
                                      Title:  EVP & CFO



                                  AMERICAN COLOR GRAPHICS, INC.



                                  By: /s/ Joseph Milano
                                      ----------------------------------------
                                      Name:   Joseph Milano
                                      Title:  EVP & CFO



                                  BANKERS TRUST COMPANY,
                                      Individually and as Administrative Agent



                                  By: /s/ David J. Bell
                                      ----------------------------------------
                                      Name:   David J. Bell
                                      Title:  Vice President



                                  GENERAL ELECTRIC CAPITAL CORPORATION,
                                      Individually and as Documentation Agent



                                  By: /s/ Anne Kennelly Kratky
                                      ----------------------------------------
                                      Name:   Anne Kennelly Kratky
                                      Title:  Manager-Operations

                                  MORGAN STANLEY SENIOR FUNDING, INC.,
                                      Individually and as Syndication Agent



                                  By: /s/ Michael Hart
                                      ----------------------------------------
                                      Name:   Michael Hart
                                      Title:  Principal



                                  CYPRESSTREE INVESTMENT
                                      MANAGEMENT COMPANY, INC.,
                                      as Attorney-in-Fact and on behalf of
                                      First Allmerica Financial Life Insurance
                                      Company, as Portfolio Manager



                                  By: /s/ Peter K. Merrill
                                      ----------------------------------------
                                      Name:   Peter K. Merrill
                                      Title:  Managing Director



                                  CYPRESSTREE INVESTMENT
                                      PARTNERS 1, LTD.,
                                      By: CypressTree Investment Management
                                      Company, Inc., as Portfolio Manager



                                  By: /s/ Peter K. Merrill
                                      ----------------------------------------
                                      Name:   Peter K. Merrill
                                      Title:  Managing Director



                                  DEUTSCHE FINANCIAL SERVICES CORPORATION



                                  By: /s/ Stephen D. Metts
                                      ----------------------------------------
                                      Name:   Stephen D. Metts
                                      Title:  Vice President

                                  FINOVA CAPITAL CORPORATION



                                  By: /s/ Brian Rujawutz
                                      ----------------------------------------
                                      Name:   Brian Rujawutz
                                      Title:  AVP



                                  FREMONT FINANCIAL CORPORATION



                                  By: /s/ Maria Chachere
                                      ----------------------------------------
                                      Name:   Maria Chachere
                                      Title:  Vice President



                                  OAK HILL SECURITIES FUND, L.P.



                                  By:
                                      ----------------------------------------
                                      Name:
                                      Title:



                                  PILGRIM AMERICA PRIME RATE TRUST
                                      By: Pilgrim America Investments, Inc.,
                                          as its Investment Manager



                                  By:
                                      ----------------------------------------
                                      Name:
                                      Title:

                                  PPM AMERICA SPECIAL INVESTMENTS FUND, L.P.
                                      By: PPM America, Inc.



                                  By:
                                      ----------------------------------------
                                      Name:
                                      Title:



                                  PPM AMERICA SPECIAL INVESTMENTS CBO II, L.P.
                                      By: PPM America, Inc.



                                  By:
                                      ----------------------------------------
                                      Name:
                                      Title:



                                  SANWA BUSINESS CREDIT CORPORATION



                                  By: /s/ Michael J. Cox
                                      ----------------------------------------
                                      Name:   Michael J. Cox
                                      Title:  1st V.P.



                                  TRANSAMERICA BUSINESS CREDIT CORPORATION



                                  By: /s/ Perry Vavoules
                                      ----------------------------------------
                                      Name:   Perry Vavoules
                                      Title:  Senior Vice President

                                  KZH CYPRESSTREE-1 LLC



                                  By: /s/ Virginia Conway
                                      ----------------------------------------
                                      Name:   Virginia Conway
                                      Title:  Authorized Agent



                                  KZH HIGHLAND-2 LLC



                                  By: /s/ Virginia Conway
                                      ----------------------------------------
                                      Name:   Virginia Conway
                                      Title:  Authorized Agent